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                                                                   Exhibit 10.28


                                AMERIPATH, INC.

                      NONQUALIFIED STOCK OPTION AGREEMENT


                           -------------------------


         AMERIPATH, INC., a Delaware corporation (the "Company"), as of this ____ day of ___________, 199__, hereby grants to _____________ (the
"Optionee"), an option ("Option") to purchase a total of ________________ (_________) shares (the "Shares") of Common Stock, par value $.01 per share (the "Common Stock"), of the Company, at the price determined as provided herein, pursuant to the AMERIPATH INC. 1996 Stock Option Plan (the "Plan") adopted by the Company and its stockholders, which Plan is incorporated herein by reference. The Optionee hereby acknowledges receipt of the Plan and agrees to be bound by all of the terms and conditions hereof and thereof. All capitalized terms which are defined in the Plan shall have the meanings ascribed to such terms in the Plan.

         1.      NATURE OF THE OPTION.  This Option is a Non-Statutory Stock
Option.

         2. EXERCISE SCHEDULE. Except as otherwise provided in Sections 7, 8, 9 and 16 of the Plan, this Option shall be exercisable in whole or in part and cumulatively according to the following schedule:

                 20% on or after the first anniversary of the date of grant 20% on or after the second anniversary of the date of grant 20% on or after the third anniversary of the date of grant 20% on or after the fourth anniversary of the date of grant 20% on or after the fifth anniversary of the date of grant

(with all share amounts subject to adjustment in accordance with this grant agreement and the Plan); provided, however, that, notwithstanding any other provision herein, each 2,000 Share increment of this Option set forth in the schedule above shall vest and shall be and become exercisable by the Optionee if and only if the Optionee is in the employ of the Company on the date indicated.

         This Option shall be exercised in the manner set forth in Section 7 of the Plan. In no event shall this Option be exercisable earlier than six months after the date of this Agreement (which represents the date upon which the Company's Board of Directors authorized and approved the grant reflected herein).

         3. EXERCISE PRICE. The exercise price of the Shares subject to this Option is $_____ for each Share.


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         4.      TERMINATION OF OPTION PERIOD.  The unexercised portion of
this Option that is or becomes exercisable shall automatically and without notice terminate and become null and void (and no longer exercisable) at the time set forth in Section 9 of the Plan.

         5. TRANSFERABILITY OF OPTIONS; ISSUANCE OF SHARES; RESTRICTIVE LEGEND. This Option is not transferable by the Optionee otherwise than by will or by the laws of descent and distribution and the Option shall be exercisable during the Optionee's lifetime only by the Optionee. Any Shares purchased by the Optionee pursuant to the exercise of this Option shall be subject to the Company's Shareholders' Agreement relating to the Shares and related and other matters (the "Shareholders' Agreement"), including, but not limited to, any restrictions on transferability, any rights of first refusal and any option of the Company to "call" or purchase such Shares, so long as the Shareholders' Agreement remains in effect. As a condition to the issuance of such Shares, the Optionee shall execute and deliver to the Company a counterpart to the Shareholders' Agreement, so long as the Shareholders' Agreement remains in effect..

        Each and every stock certificate representing shares of Common Stock issued to the Optionee upon exercise of the Option shall bear the following
(or similar) restrictive legend ()to the extent applicable), together with such other legend(s) as the Committee shall in its discretion deem appropriate:

                 "The shares represented by this certificate (the "Shares") have been acquired from the Issuer pursuant to the Issuer's 1996 Stock Option Plan (the "Plan"). The Shares are subject to each and every one of the terms, conditions and restrictions set forth in the Plan. The Shares are also subject to each and every one of the terms, conditions and restrictions set forth in the Shareholders' Agreement
                 (the "Shareholders" Agreement"), as amended, including, but not limited to, any restrictions on transferability, any rights of first refusal and any option of the Company to "call" or purchase such Shares, and may not, in whole or in part, be sold, transferred, pledged, gifted, hypothecated or otherwise disposed of in any manner other than in accordance with the terms of the Shareholders' Agreement, a copy of which is on file and available for inspection at the principal offices of the Issuer presently located at 7289 Garden Road, suite 200, Riviera Beach, Florida 33404."

         6.      OPTIONEE'S  REPRESENTATIONS.   In the event the Shares
purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended ("Securities Act"), at the time this Option is exercised, and such registration is required for the Optionee to effect the sale or transfer of such Shares, the Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Annex "A".

         7.      RESTRICTIONS ON EXERCISE.   This Option may not be exercised
if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would


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constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         8. DEATH OF OPTIONEE. Upon the death of Optionee this Option may be exercised by Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination and only for such period of time as shall be permitted pursuant to Section 9(a) of the Plan, and subject to all of the restrictions contained in this Option Agreement.

         9.      TERM OF OPTION.   Notwithstanding anything to the contrary
contained herein, this Option may not be exercised more than 10 years from the date of grant of this Option, and may be exercised during such term only in accordance with the terms of the Plan and this Option.

         10.     METHOD OF PAYMENT.   Payment for the Shares upon exercise
of this Option shall be made in cash, by certified or official bank check, by money order, with Shares (which may include Shares to be received upon the exercise of an Option) having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Shares as to which said Option is being exercised, or by any combination of such methods of payment or by any other method of payment as may be permitted under applicable law and as may be authorized by the Committee, such as by personal check or promissory note of the Optionee (subject to the provisions of Section 7 of the Plan).

         11.     EXERCISE OF OPTION.   An Option, or any fraction thereof,
shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of this Option by the person entitled to exercise the Option, full payment for the Shares with respect to which the Option is exercised has been received by the Company, and the withholding provided for in Section 13 of this Agreement have been satisfactorily provided for. Full payment may consist of any form of consideration and method of payment allowable under Section 10 hereof. With regard to any Shares issued upon the exercise of an Option, the Optionee, after receipt of such Shares, shall have the right upon such exercise to vote, receive dividends and exercise all rights as a stockholder with respect to such Shares.

         12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the stockholders of the Company, the number of Shares covered by this Option, and the aggregate number of Shares which have been authorized for issuance hereunder, as well as the exercise price per share of Common Stock, covered by this Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock dividend or through any recapitalization, reclassification, stock split-up, combination or Company exchange of Shares (other than any such exchange or issuance of Shares through which Shares are issued to effect an acquisition of another business or entity). Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall





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affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Option.

         Unless otherwise expressly provided herein, in the event of (A) the initial underwritten public offering of equity securities of the Company pursuant to a registration statement filed under the Securities
Act of 1933, as amended, (B) the sale of all or substantially all of the stock or assets of the Company, or (C) the merger or consolidation of the Company as a result of which those persons who hold 100% of the voting stock of the Company immediately prior to such transaction own less than 50% of the voting stock of the surviving resulting entity, this Option may, in the Committee's sole discretion, terminate immediately prior to the consummation of such proposed action, provided that if the Option is then exercisable, the Optionee shall have received written notice within a reasonable time prior to the consummation of such action advising the Optionee of (i) any of the foregoing and (ii) that the Optionee has the opportunity to exercise his Option during such period. The Committee may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option.

         13. WITHHOLDING. In order to enable the Company to meet any applicable federal, state or local withholding tax requirements arising as a result of the exercise of this Option, and as a condition to the issuance of Shares hereunder, the Optionee shall pay the Company cash for the amount of tax to be withheld.

         14.     INTERPRETATION.

            (a) If any provision of this agreement should be held invalid for the granting of Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead this agreement shall be construed and enforced as if such provision had never been included in this Agreement.

            (b) This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware.

            (c) Headings contained in this agreement are for convenience only and shall in no manner be construed as part of this Agreement.

            (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

            (e) This agreement shall not confer upon the Optionee any right with respect to continuation of employment by, or consulting relationship with, the Company, nor shall it interfere in any way with his or her right to terminate his or her employment or consulting relationship at any time.





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         15.       ACKNOWLEDGMENT.  Optionee hereby agrees to accept as
binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Agreement.


DATE OF GRANT:


                                        AMERIPATH, INC.
                                        (The Company)


                                        By:
                                           ------------------------------------
                                           Robert P. Wynn, Chief Financial
                                           Officer



Accepted and Agreed to this
___ day of ___________, 1996.

OPTIONEE



------------------------------
Name:





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                                   ANNEX "A"

                      INVESTMENT REPRESENTATION STATEMENT



PURCHASER:

SELLER:              AmeriPath, Inc.

COMPANY:             AmeriPath, Inc.

SECURITY:            _________ Shares of Common Stock

DATE:                _____________, 199_

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Seller and to the Company, the following:

         (a) I am aware of the Company's business affairs and financial condition, and have acquired all such information about the Company as I deem necessary and appropriate to enable me to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended ("Securities Act").

         (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein.

         (c) I further understand that the Securities may not be sold publicly and must be held indefinitely unless they are subsequently registered under the Securities Act or unless an exemption from registration is available. I am able, without impairing my financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss on my investment. I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

         (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.





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         (e)     I further understand that at the time I wish to sell the
Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, I would be precluded from selling the Securities under Rule 144 even if the two-year minimum holding period had been satisfied. I understand that the Company is under no obligation to make Rule 144 available.

         (f) I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

         (g) I further understand that in addition to the restrictions set forth above the transfer of the Securities is restricted under the terms of my Option Agreement and such other agreements that I may be required to execute pursuant to my Option Agreement and may not be transferred without complying with the provisions of the Plan or such other agreements.


                                        SIGNATURE OF PURCHASER:




                                        ---------------------------------------
                                        Date:  ____________, 199__












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